UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                          -----------------------

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 OR 15(d) of
                   The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  July 14, 2016

                   PATRIOT TRANSPORTATION HOLDING, INC.

---------------------------------------------------------------------------

           (Exact name of registrant as specified in its charter)

	        FLORIDA		 001-36605	    47-2482414
	    ----------------	-----------	-------------------
	    (State or other	(Commission	(I.R.S. Employer
	    jurisdiction	File Number)	Identification No.)
	    of incorporation

200 W. Forsyth Street, 7th Floor
Jacksonville, Florida					  32202
---------------------------------------------		----------
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (904) 858-9100

---------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                         CURRENT REPORT ON FORM 8-K

                    PATRIOT TRANSPORTATION HOLDING, INC.

                              July 14, 2016


ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED
           LISTING RULE OR STANDARD; TRANSFER OF LISTING

	On July 14, 2016, Patriot Transportation Holding, Inc. ("Company") notified The Nasdaq Stock Market LLC ("Nasdaq") of the death of Robert H. Paul III. At the time of his death, Mr. Paul was a director of the Company and a member of its Audit Committee, Nominating and Corporate Governance Committee and the chairman of the Compensation Committee. In the notice, the Company further notified Nasdaq that as a result of Mr. Paul's passing, the Company is not in compliance with Nasdaq's independent director and audit committee requirements as set forth in Listing Rule 5605(b)(1) and 5605(c)(2)(A).

	The board of directors intends to appoint a new director who satisfies the independence requirements of the Nasdaq Listing Rules at its next regularly scheduled board meeting.

                                 SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


				PATRIOT TRANSPORTATION HOLDING, INC.


Date:  July 19, 2016	        By:  /s/ John D. Milton, Jr.
      				-------------------------------------------
				John D. Milton, Jr.
				Executive Vice President
                                and Chief Financial Officer